Exhibit 10.17
                                                               -------------

                           FIRST AMENDMENT TO THE
            MYSTIC FINANCIAL, INC. EMPLOYEE STOCK OWNERSHIP PLAN

      Pursuant to the powers reserved under Section 16.1 of the Mystic Financial, Inc. Employee Stock Ownership Plan (the "Plan"), the Board of Directors of Mystic Financial, Inc. hereby amends the Plan as follows, effective as of July 12, 2000, the date this amendment is adopted, except where otherwise specified:

                                FIRST CHANGE
                                ------------

      Section 1.15 of the Plan is amended by deleting that Section in its entirety and by substituting the following new Section 1.15 in its place:

      "1.15    Eligible Participant means, for any Plan Year, an Employee who is a Participant on the last day of such Plan Year and an Employee who was a Participant during any part of such Plan Year whose participation ceased prior to the last day of such Plan Year on account of his Retirement, Disability or death."

                                SECOND CHANGE
                                -------------

      Section 2.2 of the Plan is amended by deleting that Section in its entirety and by substituting the following new Section 2.2 in its place:

      "2.2  Commencement of Participation.
            ------------------------------

            Every Employee who is an Eligible Employee on the Effective Date shall automatically become a Participant on the Effective Date. An Employee hired prior to July 12, 2000 who becomes an Eligible Employee after the Effective Date shall automatically become a Participant on the first day of the month following the month in which he becomes an Eligible Employee. An Employee hired on or after July 12, 2000 shall automatically become a Participant on the first day of the month following the Eligibility Computation Period in which he becomes an Eligible Employee."

THIRD AND FINAL CHANGE
----------------------

      Effective as of January 1, 1998, Section 9.5 of the Plan is clarified by deleting that Section in its entirety and by substituting the following new
Section 9.5 in its place:


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      "9.5  Allocation of Forfeitures.
            --------------------------

            Any Forfeitures that occur during a Plan Year shall be used in the following Plan Year to reduce the contribution required of the Employer under the Plan and shall be treated as Loan Repayment Contributions and ESOP Contributions in the proportions designated by the Committee in accordance with Article V."

      The Plan as previously adopted is hereby ratified and affirmed in all other respects.


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